Exhibit 99.1
MeridianLink® Reports First Quarter 2023 Results
Revenue of $77.1 million grows 6% year-over-year

COSTA MESA, Calif., May 2, 2023 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced financial results for the first quarter ended March 31, 2023.
“Our solid first quarter revenue performance highlights the continued strength of our multi-product platform, MeridianLink® One,” said Nicolaas Vlok, chief executive officer of MeridianLink. “There is strong demand for the cross-sell power and configurability of the platform to create seamless digital lending experiences. With that ongoing demand, our revenue grew 6% year-over-year to $77.1 million, and lending software solutions revenue grew 18% year-over-year to $58.0 million, now accounting for 75% of total revenue. Given the macro backdrop, we believe this performance is a fantastic achievement that could not have been done without the dedication of the entire MeridianLink team.”

Quarterly Financial Highlights:
•Revenue of $77.1 million, an increase of 6% year-over-year
•Operating income of $1.7 million, or 2% of revenue and Non-GAAP operating income of $9.9 million, or 13% of revenue
•Net loss of $(5.7) million, or (7)% of revenue, and Adjusted EBITDA of $24.9 million, or 32% of revenue
•Cash flows from operations of $67.8 million and free cash flow of $58.3 million for the last twelve month period

Business and Operating Highlights:
•MeridianLink welcomed Suresh Balasubramanian as our new Chief Marketing Officer and Dean Germeyer as our new Chief Customer Officer. With this added leadership expertise, we are bolstering our ability to capture more share in the market and engage more deeply with customers across our support, services, and customer success teams.
•The Company announced another strong roster of new logo and cross-sell wins. A financial holding company chose MeridianLink One to configure the multiple lending needs of its sub banks on a unified platform; FedChoice Federal Credit Union added MeridianLink® Insight to make faster, well-informed business decisions to improve its member experience; and a global fintech partner leveraged MeridianLink® Consumer to quickly launch its credit card offering at scale.
•MeridianLink enhanced our MeridianLink® Collect integration with SWBC to provide a more automated, modern collections strategy to customers in the midst of demanding financial conditions.
•In response to evolving customer needs, MeridianLink launched a new comprehensive deposit growth solution through the integration of MeridianLink® Engage and MeridianLink® Opening. With relevant, personalized communications and frictionless account opening, customers can quickly capture more deposit opportunities.

Business Outlook
Based on information as of today, May 2, 2023, the Company issues second quarter financial guidance and updates full year 2023 financial guidance as follows:

Second Quarter Fiscal 2023:
•Revenue is expected to be in the range of $76.0 million to $79.0 million
•Adjusted EBITDA is expected to be in the range of $27.0 million to $30.0 million

Full Year 2023:
•Revenue is expected to be in the range of $307.0 million to $313.0 million
•Adjusted EBITDA is expected to be in the range of $109.0 million to $115.0 million

Conference Call Information
MeridianLink will hold a conference call to discuss our first quarter results today, May 2, 2023, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (888) 396-8049 from North America toll-free or the Participant Local number of (416) 764-8646 with Conference ID 13121811. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on Thursday, May 9, 2023, at (877) 674-7070 from North America or (416) 764-8692 as a Participant Local with Playback Passcode 121811.
For More Information:

Press Contact
Becky Frost
(714) 784-5839
becky.frost@meridianlink.com

Investor Relations Contact
Erik Schneider
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink

MeridianLink® (NYSE: MLNK), headquartered in Costa Mesa, California, powers digital lending and account opening for financial institutions and provides data verification solutions for consumer reporting agencies. MeridianLink’s scalable, cloud-based platforms help customers build deeper relationships with consumers through data-driven, personalized experiences across the entire lending life cycle.

MeridianLink enables customers to accelerate revenue growth, reduce risk, and exceed consumer expectations through seamless digital experiences. Its partner marketplace supports hundreds of integrations for tailored innovation. For more than 20 years, MeridianLink has prioritized the democratization of lending for consumers, businesses, and communities.

Learn more at www.meridianlink.com.

Non-GAAP Financial Measures

To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, restructuring related costs, and sponsor and third-party acquisition-related costs.

•Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, restructuring related costs sponsor and third-party acquisition-related costs, and the effect of income taxes on non-GAAP items. The effects of income taxes on non-GAAP items reflect a fixed long-term projected tax rate of 24%.

The Company employs a structural long-term projected non-GAAP income tax rate of 24% for greater consistency across reporting periods, eliminating effects of items not directly related to the Company's operating structure that may vary in size and frequency. This long-term projected non-GAAP income tax rate is determined by analyzing a mix of historical and projected tax filing positions, assumes no additional acquisitions during the projection period, and takes into account various factors, including the Company’s anticipated tax structure, its tax positions in different jurisdictions, and current impacts from key U.S. legislation where the Company operates. We will reevaluate this tax rate, as necessary, for significant events such as significant alterations in the U.S. tax environment, substantial changes in the Company’s geographic earnings mix due to acquisition activity, or other shifts in the Company’s strategy or business operations.

•Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, restructuring related costs, sponsor and third-party acquisition related costs, and deferred revenue reductions from purchase accounting for acquisitions prior to the adoption of ASU 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers,” which we early adopted on January 1, 2022 on a prospective basis. As of March 31, 2023, the remaining deferred revenue from acquisitions prior to the adoption of ASU 2021-08 was less than $0.1 million, which will be recognized on a straight line basis through December 31, 2023.

•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology.

•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and depreciation and amortization, as applicable.

•Free cash flow: GAAP cash flow from operating activities less GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software).
Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements

This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our strategy, our future financial and operational performance, future economic conditions, our strategic initiatives, including anticipated benefits and integration of an acquisition, our restructuring plan, including expected associated timing, benefits, and costs, our development or delivery of new or enhanced solutions and anticipated results of those solutions for our customers, our market size and growth opportunities, our competitive positioning, projected costs, technological capabilities and plans, and objectives of management. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Condensed Consolidated Balance Sheets
(unaudited)
(in thousands, except share and per share data)

	As of
	March 31, 2023	December 31, 2022

Assets
Current assets:
Cash and cash equivalents	$77,796	$55,780
Accounts receivable, net	37,401	32,905
Prepaid expenses and other current assets	10,798	9,447
Escrow deposit	30,000	30,000
Total current assets	155,995	128,132
Property and equipment, net	3,891	4,245
Right of use assets	1,929	2,185
Intangible assets, net	285,412	297,475
Deferred tax assets, net	14,893	13,939
Goodwill	608,902	608,657
Other assets	4,784	4,524
Total assets	$1,075,806	$1,059,157

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,986	$1,249
Accrued liabilities	34,102	32,500
Deferred revenue	34,090	16,945
Current portion of long-term debt, net of debt issuance costs	3,506	3,505
Total current liabilities	75,684	54,199
Long-term debt, net of debt issuance costs	422,526	423,404
Long-term deferred revenue	992	1,141
Other long-term liabilities	1,165	1,322
Total liabilities	500,367	480,066
Commitments and contingencies (Note 5)
Stockholders’ Equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized; zero shares issued and outstanding at March 31, 2023 and December 31, 2022	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 80,636,894 and 80,644,452 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	132	128
Additional paid-in capital	626,905	621,396
Accumulated deficit	(51,598)	(42,433)
Total stockholders’ equity	575,439	579,091
Total liabilities and stockholders’ equity	$1,075,806	$1,059,157

Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2023	2022
Revenues, net	$77,135	$72,754
Cost of revenues:
Subscription and services	23,501	21,104
Amortization of developed technology	4,454	3,434
Total cost of revenues	27,955	24,538
Gross profit	49,180	48,216
Operating expenses:
General and administrative	22,555	18,187
Research and development	13,812	8,409
Sales and marketing	8,213	4,743
Acquisition related costs	—	2,283
Restructuring related costs	2,904	—
Total operating expenses	47,484	33,622
Operating (loss) income	1,696	14,594
Other (income) expense, net:
Other income	(470)	(163)
Interest expense, net	9,031	4,358
Total other expense, net	8,561	4,195
(Loss) income before (benefit from) provision for income taxes	(6,865)	10,399

(Benefit from) provision for income taxes	(1,199)	2,920
Net (loss) income	$(5,666)	$7,479

Net (loss) income per share:
Basic	$(0.07)	$0.09
Diluted	$(0.07)	$0.09
Weighted average common stock outstanding:
Basic	80,659,978	79,974,071
Diluted	80,659,978	82,228,936

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2023	2022
Subscription fees	$66,405	$63,469
Professional services	8,435	7,112
Other	2,295	2,173
Total	$77,135	$72,754

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2023	2022
Lending software solutions	$58,001	$49,167
Data verification software solutions	19,134	23,587
Total (1)	$77,135	$72,754
% Growth attributable to:
Lending software solutions	12%
Data verification software	(6)%
Total % growth	6%

(1) % Revenue related to mortgage loan market:
Lending software solutions	11%	7%
Data verification software	61%	70%
Total % revenue related to mortgage loan market	24%	28%

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net (loss) income	$(5,666)	$7,479
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	14,531	12,905
Provision for expected credit losses	532	—
Amortization of debt issuance costs	235	484
Share-based compensation expense	4,891	3,808
Loss on disposal of fixed assets	—	135
Deferred income taxes	(1,198)	2,679
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(5,028)	(7,248)
Prepaid expenses and other assets	(1,636)	(460)
Accounts payable	2,717	301
Accrued liabilities	1,706	194
Deferred revenue	16,997	14,586
Net cash provided by operating activities	28,081	34,863
Cash flows from investing activities:
Capitalized software additions	(1,924)	(1,522)
Purchases of property and equipment	(134)	(419)
Net cash used in investing activities	(2,058)	(1,941)
Cash flows from financing activities:
Repurchases of common stock	(3,490)	—
Proceeds from exercise of stock options	594	179
Taxes paid related to net share settlement of RSUs	(24)	—
Principal payments of long-term debt	(1,087)	—
Net cash (used in) provided by financing activities	(4,007)	179
Net increase in cash and cash equivalents	22,016	33,101
Cash and cash equivalents, beginning of period	55,780	113,645
Cash and cash equivalents, end of period	$77,796	$146,746

Supplemental disclosures of cash flow information:
Cash paid for interest	$9,019	$3,869
Cash paid for income taxes	50	44
Non-cash investing and financing activities:
Purchase price allocation adjustment related to income tax effects for StreetShares acquisition	$245	$—
Purchases of property and equipment included in accounts payable and accrued expenses	79	—
Share-based compensation expense capitalized to software additions	48	79
Excise taxes payable included in repurchases of common stock	9	—
Vesting of RSAs and RSUs	4	32
Initial recognition of operating lease liability	—	3,372
Initial recognition of operating lease right-of-use asset	—	2,627

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2023	2022

Operating income	$1,696	$14,594
Add: Share-based compensation expense	5,190	3,808
Add: Employer payroll taxes on employee stock transactions	126	145
Add: Restructuring related costs	2,904	—
Add: Sponsor and third-party acquisition related costs	—	2,288
Non-GAAP operating income	$9,916	$20,835
Operating margin	2%	20%
Non-GAAP operating margin	13%	29%

	Three Months Ended March 31,
	2023	2022

Net (loss) income	$(5,666)	$7,479
Add: Share-based compensation expense	5,190	3,808
Add: Employer payroll taxes on employee stock transactions	126	145
Add: Restructuring related costs	2,904	—
Add: Sponsor and third-party acquisition related costs	—	2,288
Add: Income tax effect on non-GAAP items	(1,973)	(1,498)
Non-GAAP net (loss) income	$581	$12,222
Non-GAAP basic net (loss) income per share	$0.01	$0.15
Non-GAAP diluted net (loss) income per share	0.01	0.15
Weighted average shares used to compute Non-GAAP basic net income per share	80,659,978	79,974,071
Weighted average shares used to compute Non-GAAP diluted net income per share	82,538,596	82,228,936
Net (loss) income margin	(7)%	10%
Non-GAAP net income margin	1%	17%

	Three Months Ended March 31,
	2023	2022

Net (loss) income	$(5,666)	$7,479
Interest expense	9,031	4,358
Taxes	(1,199)	2,920
Depreciation and amortization	14,531	12,905
Share-based compensation expense	5,190	3,808
Employer payroll taxes on employee stock transactions	126	145
Restructuring related costs	2,904	—
Sponsor and third-party acquisition related costs	—	2,288
Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	20	62
Adjusted EBITDA	$24,937	$33,965
Net (loss) income margin	(7)%	10%
Adjusted EBITDA margin	32%	47%

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2023	2022

Cost of revenue	$27,955	$24,538
Less: Share-based compensation expense	853	965
Less: Employer payroll taxes on employee stock transactions	22	54
Less: Amortization of developed technology	4,454	3,434
Non-GAAP cost of revenue	$22,626	$20,085
Cost of revenue as a % of revenue	36%	34%
Non-GAAP cost of revenue as a % of revenue	29%	28%

	Three Months Ended March 31,
	2023	2022

General and administrative	$22,555	$18,187
Less: Share-based compensation expense	2,264	1,381
Less: Employer payroll taxes on employee stock transactions	51	32
Less: Depreciation expense	495	561
Less: Amortization of intangibles	9,582	8,910
Non-GAAP general & administrative	$10,163	$7,303
General and administrative as a % of revenue	29%	25%
Non-GAAP general and administrative as a % of revenue	13%	10%

	Three Months Ended March 31,
	2023	2022

Research and development	$13,812	$8,409
Less: Share-based compensation expense	1,783	1,077
Less: Employer payroll taxes on employee stock transactions	27	40
Non-GAAP research and development	$12,002	$7,292
Research and development as a % of revenue	18%	12%
Non-GAAP research and development as a % of revenue	16%	10%

	Three Months Ended March 31,
	2023	2022

Sales and marketing	$8,213	$4,743
Less: Share-based compensation expense	290	385
Less: Employer payroll taxes on employee stock transactions	26	19
Non-GAAP sales and marketing	$7,897	$4,339
Sales and marketing as a % of revenue	11%	7%
Non-GAAP sales and marketing as a % of revenue	10%	6%

	Three Months Ended March 31,
	2023	2022

Net cash provided by operating activities	$28,081	$34,863
Less: Capitalized software	1,924	1,522
Less: Capital expenditures	134	419
Free cash flow	$26,023	$32,922